SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement           [ ] Confidential, For Use of the
                                               Commission Only (as Permitted
                                               by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                                ---------------

                                INFU-TECH, INC.


               (Name of Registrant as Specified in its Charter)
                                ---------------

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:
[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Dated Filed:

                              INFU-TECH, INC.

                             910 SYLVAN AVENUE
                      ENGLEWOOD CLIFFS, NEW JERSEY 07632

                               ------------

                   Notice of Annual Meeting of Stockholders

                               ------------

                             January 26, 1998




To the Stockholders of INFU-TECH, INC.

Notice is hereby given that the Annual Meeting of Stockholders of Infu-Tech, Inc., will be held at the RIHGA Royal Hotel, 151 West 54th
Street, New York, New York on January 26, 1998 at 11 A.M., for the following purposes:

          1.      To elect six directors for the ensuing year.

          2. To transact such other business as may properly come before the meeting.

          Only stockholders of record at the close of business on December 12, 1997 will be entitled to notice of or to vote at the meeting or any adjournments of the meeting. The Company's transfer books will not be closed.

          IF  YOU   DO NOT INTEND TO BE PRESENT IN PERSON AT  THE  MEETING,
PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, THE PROXY WILL NOT BE USED.


                                         By Order of the Board of Directors


                                                           ISRAEL INGBERMAN
                                                                  Secretary

December 17, 1997

                               PROXY STATEMENT

                                 ------------

                               INFU-TECH, INC.


     The accompanying Proxy is solicited by the Board of Directors of Infu-Tech, Inc. (the "Company"). All shares represented by proxies will be voted in the manner designated. If no designation is made on a proxy, it will be voted for the election of the six directors named below. This Proxy Statement and the accompanying form of Proxy are being mailed to the Company's stockholders on or about December 19, 1997.


                                  REVOCATION

     Execution and delivery of the enclosed proxy will not affect the right of any person to attend the meeting and vote in person. Any stockholder who gives a proxy has the power to revoke it at any time before it is voted by delivery of a written instrument of revocation or a duly executed proxy bearing a later date to the Secretary of the Company, 910 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, or at the meeting. The presence of a stockholder at the meeting will not operate to revoke a proxy, but the casting of a ballot by a stockholder who is present at the meeting will revoke a proxy as to the matter on which the ballot is cast.


                            SOLICITATION EXPENSES

     The Company  will  bear  the cost of soliciting proxies.  Proxies  are being solicited by mail and, in addition, directors, officers and employees of the Company may solicit proxies personally or by telephone or telegraph. The Company will reimburse custodians, brokerage houses, nominees and other fiduciaries for the cost of sending proxy material to their principals.


                               VOTING SECURITIES

     Only stockholders of record at the close of business on December 12, 1997 will be entitled to vote at the meeting. The outstanding voting securities of the Company on that date were 3,253,092 shares of Common Stock. Each of the outstanding shares is entitled to one vote. Continental Health Affiliates, Inc.("CHA"), which owns 57.5% of the Common Stock, intends to vote for the election to the Board of Directors of all the nominees named in the section of this Proxy Statement captioned
"Election of Directors". The affirmative vote of CHA would be sufficient to elect all six nominees, even if all the other shareholders voted against the nominees.

                             PRINCIPAL STOCKHOLDERS

     The following table contains information concerning the ownership of the Company's voting securities on December 12, 1997 by the only persons who owned of record or, insofar as the Company is aware, owned beneficially more than 5% of any class of the Company's voting securities:

----------------------------------------------------------------------------------------
                                               Amount and Nature
                  Name and Address                    of
Title of Class    of Beneficial Owner         Beneficial Ownership      Percent of Class
----------------------------------------------------------------------------------------

Common Stock      Continental Health                     1,870,000                 57.5%
                  Affiliates, Inc.                          shares
                  910 Sylvan Avenue
                  Englewood Cliffs, NJ  07632

     At December 12, 1997, Jack Rosen, who is the chief executive officer and a director of the Company, and Joseph Rosen and Israel Ingberman, who are directors of the Company, owned a total of 30.4% of the outstanding common stock of CHA. Other directors and executive officers of the Company owned, in total, an additional 3.2% of the outstanding common stock of CHA.

     As of December 12, 1997 the Company's directors, its chief executive officer, its other executive officers whose cash compensation (including compensation from CHA) exceeded $100,000 in fiscal 1997, and all its directors and executive officers as a group, beneficially owned the following numbers of shares of Common Stock of the Company:

----------------------------------------------------------------------------------------
                                               Amount and Nature
                  Name and Address                    of
Title of Class    of Beneficial Owner         Beneficial Ownership      Percent of Class
----------------------------------------------------------------------------------------
Common Stock      Joseph Giglio                          30,000(a)                  (b)
                  4350 East West Highway,                   shares
                  Suite 600
                  Bethesda, MD 20814

Common Stock      Jack Rosen                            230,000(a)                 6.6%
                  910 Sylvan Avenue                         shares
                  Englewood Cliffs, NJ  07632

Common Stock      Joseph Rosen                           10,000(a)                  (b)
                  910 Sylvan Avenue                         shares
                  Englewood Cliffs, NJ  07632

Common Stock      Israel Ingberman                       10,000(a)                  (b)
                  910 Sylvan Avenue                         shares
                  Englewood Cliffs, NJ  07632

Common Stock      Carl D. Glickman                       30,000(a)                  (b)
                  The Leader Building,                      shares
                  Suite 1140
                  Cleveland, OH  44114

Common Stock      Bruce Slovin                           30,000(a)                  (b)
                  35 E. 62nd Street                         shares
                  New York, NY  10021

Common Stock      Pritpal Virdee                         20,000(a)                  (b)
                  910 Sylvan Avenue                         shares
                  Englewood Cliffs, NJ  07632

Common Stock      Benjamin Geizhals                       7,000(a)                  (b)
                  910 Sylvan Avenue                         shares
                  Englewood Cliffs, NJ  07632

Common Stock      All directors and                     367,000(a)                10.1%
                    executive officers                      shares
                    as a group (9 persons)
______________________________
(a)     Consists entirely of shares which  may  be purchased on exercise of options which were exercisable within 60 days after December 12, 1997.

(b)     Less than 1%.

     In addition, all the Company's directors, and each of the listed executive officers other than Pritpal Virdee, are directors or officers of CHA, which owns 1,870,000 shares of Common Stock, constituting 57.5% of the outstanding Common Stock.

     On December 12, 1997, Cede & Co. owned of record 1,313,059 shares of the Company's Common Stock, constituting 40.4% of the outstanding Common Stock. The Company understands those shares were held beneficially for various brokerage houses, some of whom may in turn have been holding shares beneficially for customers.

                             ELECTION OF DIRECTORS

Directors and Executive Officers

                                                        Served on
                                                       the Board of
                                                        Directors
         Name                         Age                  Since
         ----                         ---              ------------
Jack Rosen........................... 51 .................. 1988
Joseph Rosen......................... 46 .................. 1988
Israel Ingberman..................... 51 .................. 1988
Joseph Giglio........................ 56 .................. 1992
Bruce Slovin......................... 61 .................. 1992
Carl D. Glickman..................... 71 .................. 1992

   Jack Rosen has served as the chief executive officer (the President, Chairman of the Board or both) and as a Director of the Company since 1992, of CHA since its incorporation in 1981 and of CHA's subsidiaries from their respective dates of incorporation, the first of which was in 1976. Mr. Rosen is also the President and a Director of CompreMedx Corporation ("CompreMedx"), an 89.1%-owned subsidiary of CHA. He first became involved in the health care field in September 1971 when he became a director of Garden State Health Care Center of East Orange, New Jersey. He is actively engaged, together with Joseph Rosen and Israel Ingberman, who are officers and directors, and along with Jack Rosen, are the three principal stockholders of the Company (the "Principal Stockholders"), in a variety of enterprises, including real estate development and hotel ownership (the "Rosen-Ingberman Enterprises"). Jack Rosen is the brother of Joseph Rosen.

   Joseph Rosen has served as a Vice President and as a Director of CHA since its incorporation in 1981 and as a director and officer of all its subsidiaries (including CompreMedx) from their respective dates of incorporation. He first became involved in the health care field in October 1974 with the organization of Jayber Inc., which operates a nursing home in West Orange, New Jersey and now is a subsidiary of the Company. He is actively engaged, together with the other Principal Stockholders, in the Rosen-Ingberman Enterprises and with Israel Ingberman in nursing home ownership and management ("R-I nursing homes"). He is the brother of Jack Rosen.

     Israel Ingberman has served as Secretary, Treasurer and as a Director of CHA since its incorporation in 1981 and as a director and officer of all its subsidiaries (including CompreMedx) from their respective dates of incorporation. He first became involved in the health care field in October 1974 with the organization of Jayber Inc. He is actively engaged, together with the other Principal Stockholders, in the Rosen-Ingberman Enterprises and in the R-I nursing homes with Joseph Rosen.

     Joseph M. Giglio has been a director of CHA since January 1983. He became a director of the Company in July 1992. Since December 1993, he has been serving as the Chairman of Apogee Research, Inc., an infrastructure consulting firm. From December 1993 until August 1994, he was the Senior Advisor to the First Southwest Company. From April 1992 to November 1993, he was an Executive Vice President of Smith Barney & Co. And from June 1991 to April 1992, he was a Managing Director of that firm. From January 1990 to June 1991, he was the President of Chase Municipal Securities, Inc., an affiliate of The Chase Manhattan Bank, N.A. From August 1988 through December 1989, Mr. Giglio was a Senior Vice President at Chase Securities, Inc. in the Municipal Finance Division. For more than five years prior to joining Chase, Mr. Giglio was the Senior Managing Director of the Public Finance Department at Bear Stearns & Co., Inc. Mr. Giglio served as Chairman of the National Council on Public Works Improvement, which released its final report, "Fragile Foundation," in February 1988. Mr. Giglio chaired the U.S. Senate Budget Committee's Private Sector Advisory Panel on Infrastructure Financing. He serves on the board of directors of The Hudson Institute. Mr. Giglio has served as an Associate Professor of Finance at New York University. He is a graduate of Rutgers University, and holds a Master of Public Administration degree from New York University and a Master's degree in Business from Columbia University.

     Carl D. Glickman has been a director of CHA since August 1989. He became a Director of the Company in July 1992. Since 1953, he has been the president of The Glickman Organization, a real estate ownership and management company. In addition, Mr. Glickman is a director of Bear Stearns Companies, Inc. (an investment banking company), Jerusalem Economic Corporation (an Israeli real estate company), Alliance Tyre and Rubber Co. (an Israeli tire manufacturer), Franklin Holdings, Inc. (an investment company), Lexington Corporate Properties, Inc. (a real estate investment trust), Modern Video Co. (a motion picture production company) and Office Max, Inc. (an office supply retailer).

    Bruce Slovin has been a Director of CHA since June 1988. He became a Director of the Company in July 1992. Mr. Slovin is a graduate of Harvard Law School and Cornell University. Since 1980, he has been president and a director of MacAndrews & Forbes Group, Inc., an industrial holding company. Since 1985, he has been president and a director of Revlon Group Incorporated, a consumer products holding company. In addition, Mr. Slovin is a director of Andrews Group Incorporated (industrial holding company), M&F Worldwide Corp., (producer of licorice extract and other flavoring agents), Cantel Industries, Inc. (distributor of medical equipment) and The Coleman Company, Inc. (outdoor recreational equipment manufacturer).

Vote Required

     The election of a director requires a plurality of the votes cast for the position on the Board of Directors. Because no minimum vote is required, shares which are present at the meeting but are not voted (whether due to abstentions or otherwise) will not directly affect the outcome of the election.


                             EXECUTIVE COMPENSATION

     Executive officers of the Company who are also officers of CHA, other than Jack Rosen, receive annual compensation from CHA and receive no annual compensation from the Company. Services of these officers are included in the services provided to the Company by CHA, for which it receives a management fee.

     The following table sets forth the annual compensation paid by the Company or CHA (including annual compensation paid by CHA for services not related to the Company), and the long-term compensation paid by the
Company, during the years ended June 30, 1997 and 1996 and the six months ended June 30, 1995, to the chief executive officer of the Company and to each of the other executive officers of the Company at that date whose annual salary and bonus from the Company and CHA during fiscal 1997 totaled more than $100,000:

                                          SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------------
                                               Annual Compensation              Long-Term Compensation
                                       --------------------------------   --------------------------------
                                                                          Awards                   Payouts
                                                                          --------------------------------
                                                                 Other
                                                                 Annual     Restricted   Options/    LTIP       All Other
Name and Principal                        Salary      Bonus      Compen-      Stock        SARs     Payouts      Compen-
     Position(1)                 Year       ($)        ($)       sation      Award(s)      (#)        ($)        sation
                                                                  ($)          ($)                                ($)
-------------------------------------------------------------------------------------------------------------------------
Jack Rosen                        1997    368,000    $150,000(2)  None       None        200,000    None        None
  Chairman of the Board           1996    300,000(2)   None                                  --
  And Chief Executive             1995*   150,000(2)    --                                   --
  Officer
-------------------------------------------------------------------------------------------------------------------------
Pritpal Virdee                    1997    137,000       7,000     None        None         10,000    None
  Executive Vice President        1996    130,000          --                               2,500
                                  1995*    65,000          --                                  --                None
-------------------------------------------------------------------------------------------------------------------------
Benjamin Geizhals                 1997    137,712(3)     None     None        None          5,000    None
  Vice President                  1996    130,000(3)     None     None                      2,000
                                  1995*    65,000(3)                                           --                None
-------------------------------------------------------------------------------------------------------------------------
S. Colin Neill                    1997    147,212(3)     None     None        None         25,000    None        None

  Vice President and              1996       None        None
  Chief Financial Officer         1995*      None        None
-------------------------------------------------------------------------------------------------------------------------
*       Six months ended June 30, 1995.
(1)     Officers devoted 100% of  their  time  to  the  Company, except Mr.
        Rosen  (who devoted approximately 33% of his time), and Mr.  Geizhals  (who devoted approximately 50% of his time) to the Company.
(2)     Since  August  1992,  Mr.  Rosen had been employed part-time by the
        Company.  His annual salary paid by the Company was $100,000 until November
        1996 and $150,000 thereafter.  The bonus  paid  by the Company was $75,000.
        The remainder of his working time is devoted to his  duties  as Chairman of CHA.
(3)     The compensation of Mr. Geizhals and Mr. Neill was paid entirely by
        CHA.   Their  services  were  made  available  to  the  Company  under  its
        Management Agreement with CHA.

Directors' Compensation

     Each director who does not otherwise receive a salary from the Company receives a director's fee of $5,000 per year. In addition, under Infu-Tech's 1996 Stock Option Plan, each member of the committee which awards options to Infu-Tech officers (Joseph Giglio, Carl Glickman and Bruce Slovin) received an option to purchase 10,000 shares when the Plan was adopted and receives an additional option to purchase 5,000 shares each year after that.

Option Plans

     The following table sets forth certain information with regard to options granted during fiscal 1997 to the Company's chief executive officer and its other executive officers whose salary and bonus from the Company and CHA during fiscal 1997 totaled more than $100,000:


                OPTION/SAR GRANTS IN LAST FISCAL YEAR

        Individual Grants                      Potential  Value  at  Assumed
                                               Annual Rates of Stock Price
                                               Appreciation For Option Term

                                        Percent of
                      Number of         Total
                      Securities        Options/SARs    Exercise of
                      under             Granted to      Base Price      Expiration        5% ($)      10% ($)
     Name             option/SARs       Employees in     ($/Sh)           Date
                      Granted (#)       Fiscal Year%

Jack Rosen            200,000              59.5%          4.25          10/29/03          346,000      806,000

Pritpal Virdee         10,000                 3%          4.125         10/18/06           25,950       65,750

Benjamin Geizhals       5,000               1.5%          4.125         10/18/06           12,975       32,875

S. Colin Neill         25,000               7.4%          4.19          07/08/06           66,000      167,000



                                          7

The following table sets forth certain information with regard to exercises of options and SARs held at June 30, 1997.


                  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FISCAL YEAR-END OPTION/SAR VALUES


                                                             Number of Unexercised     Value of Unexercised in-
                                                             Options/SARs at Fiscal      the-Money Options/SARs
      Name       Shares Acquired on      Value Realized ($)        Year-End*            at Fiscal Year End ($)**
                       Exercise (#)
                                                               Exercisable(E)/            Exercisable(E)/
                                                               Unexercisable(U)           Unexercisable(U)



Jack Rosen              -                   -                   230,000(E)                      0(E)
                                                                       0(U)                     0(U)

Pritpal Virdee            -                   -                   20,000(E)                12,500(E)
                                                                       0(U)                     0(U)

Benjamin Geizhals         -                   -                    7,000(E)                 4,688(E)
                                                                       0(U)                     0(U)

S. Colin Neill            -                   -                    25,000(E)                    0(E)
                                                                        0(U)                    0(U)

*       The Corporation has not granted any SARs.
**      Based upon the amount by  which  the  market price of the Company's
        Common  Stock  on June 27, 1997 ($4.125 per share)  exceeded  the  exercise price of the options.

Compensation Committee Interlocks and Insider Participation

     During the year ended June 30, 1997, the Company was charged $27,000 by a corporation owned by Jack Rosen, the Chairman of the Board of the Company, for use of an airplane owned by that corporation. The Company believes the rates it was charged for use of that airplane were lower than those which would have been available from an independent charter company for use of a similar airplane.

     All the members of the Company's Board of Directors are also directors of CHA. Also, three of the members of the Company's Board of Directors are officers of CHA. Transactions between the Company and CHA during the year ended June 30, 1997 were as follows:

     Prior  to  the  initial  public  offering  of  the  Company's Common
Stock, completed on December 31, 1992, all the Company's capital stock was owned by CHA and the Company was operated as a wholly owned subsidiary of CHA. This included CHA's making available to the Company services of CHA's senior management and financial, accounting, legal and other administrative personnel.

     In  connection  with  the initial public offering of the  Company's
Common Stock, the Company and CHA entered into a Management and Non-Competition Agreement under which, until September 30, 1997, (i) CHA would provide to the Company services of a chief financial officer, a general counsel and other senior executives, other than a chief executive officer (which would be Jack Rosen or another person paid by the Company) and a principal accounting officer (which, if different from the chief financial officer, would be a person paid by the Company), (ii)

                                    8


neither  CHA  nor  the Company would  make  any  loans  to the other of them,
(iii) all other transactions between the Company and CHA  would  be  on terms determined by the Board of Directors of the Company to be no less favorable to  the  Company than the terms which would be available from unrelated parties, (iv)  CHA  would not directly or indirectly engage in the business of providing infusion therapy to  patients  at  home  or  in  nursing  homes  or similar  long term care facilities (other than those owned or operated by CHA or subsidiaries)  and (v)  the  Company would not directly or indirectly operate nursing homes or similar long  term  care facilities.  The Company paid CHA a management fee under  the agreement equal  to  1.6% of the Company's
revenues.   CHA's   liability  for   providing   services   to   the
Company was limited to losses resulting  from willful malfeasance, bad faith
or  gross  negligence.   The Company indemnified  CHA and its officers,
employees and agents, for losses resulting from the provision  of  services under the agreement, except when there  is  an  adjudication that the loss resulted  from  the  indemnified person's willful misfeasance, bad faith or gross negligence.  During fiscal 1997 the management  fee  charged  to the
Company by CHA totalled $416,000.  On August 8, 1997, the term of the
Management and Non-Competition Agreement was extended to September 30, 2000.

      During fiscal 1997, among the nursing homes with which the Company does business were seven facilities which were owned or managed by CHA and three facilities which are owned by companies controlled by CHA's
Principal Stockholders. During fiscal 1997, the Company's sales to the nursing homes owned or managed by CHA totalled $564,000. At June 30, 1997, the Company's accounts receivable from those nursing homes totalled
$1,214,000. During 1997, the Company realized revenues of $428,000, or 7.1% of the Company's total contract services revenues, from the sale of products and services to residents of the seven nursing homes owned or managed by CHA and the three nursing homes owned by companies controlled by CHA's
Principal Stockholders.

        The Company was paid $628,000 in February 1992 in connection with the settlement of a lawsuit by the purchaser of CHA's former Home Nurse
Staffing Division. In connection with the settlement, the Company agreed not to compete with the purchaser in providing nursing services in California, Arizona and Tennessee for a period of five years and terminated a non-competition provision which had barred the purchaser from providing infusion therapy services. The restrictions against providing nursing services did not affect the manner in which the Company did business, and did not have a material adverse effect on the Company's business.

                   COMPENSATION COMMITTEE REPORT

      During the year-ended June 30,  1997,  the Company's Compensation
Committee reviewed and approved the compensation of  the  Chairman of the
Board/Chief Executive  Officer.   Executive  officers  have been  hired
by  the  chief executive officer.  Because of the level of  compensation of the executive officers  (no  executive  officer  other  than the chief executive  officer received salary and bonus totaling as much  as  $150,000 during fiscal year ended June 30, 1997), the compensation of the executive officers  other than the  chief  executive  officer  himself has been set by
the chief executive officer  without  consultation  with,   or   action  by,
the  Compensation Committee.

                                9


     Stock options have been granted by a committee of the Company's
Board of Directors, of which the chief executive officer is a member, in accordance with  recommendations  by the chief executive officer.  A total of  147,000 stock  options were granted  in  1997  to  persons  other  than
the  chief executive  officer.   These options were granted to provide the
officers to whom they were granted  with  incentives  related to the per-
formance of the Company's stock.

     During 1992, in anticipation of a public offering of stock of the Company, which reduced CHA's ownership of the Company from 100% to 58%, it was decided that the Company would pay the chief executive officer
$100,000 per year for acting as chief executive officer of the Company, and that his salary from CHA would be reduced by that amount. This allocation of the chief executive officer's salary between the Company and CHA was approved by the Board of Directors of the Company, which at the time consisted of the chief executive officer of the Company and the other two principal stockholders of CHA (one of whom is the chief executive officer's brother).

     In October 1996, the chief executive officer's employment agreement with CHA was renegotiated and extended to July 31, 2000 (in August 1995, it had been renegotiated and extended to July 1998). The salary was set at $400,000, of which $150,000 is paid by the Company and the remainder is paid by CHA. The agreement includes a bonus provision (negotiated in 1995) based upon 2% of the amount of any increase over 300% in market cap over a May 1995 base. In October 1996, the chief executive officer was granted a $150,000 bonus (of which $75,000 was paid by the Company and $75,000 was paid by CHA). During fiscal 1997, the chief executive officer was granted options to purchase 200,000 shares of the Company's Common Stock at an exercise price of $4.25 per share. The renegotiation and extension of the employment agreement, as well as the bonus and stock options, were proposed by the non-employee directors of the Company in recognition of the Company's performance during the year-ended June 30, 1996.

                                JOSEPH GIGLIO
                                CARL GLICKMAN
                                BRUCE SLOVIN


                                10



                      BOARD MEETINGS AND COMMITTEES

     The Company's  Board of Directors met four times during the year-ended
June 30, 1996.  All the  directors  attended  all  of these meetings, except
Mr. Glickman, who attended three meetings, and Mr.  Slovin,  who  attended one meeting.  The Company has an Audit Committee consisting of Joseph Giglio,
Carl D. Glickman  and  Bruce  Slovin.   The   principal  functions  of this
Committee are reviewing arrangements for and scope of the engagement of the
Company's  independent  auditors  and  reviewing  with  those  auditors any concerns they may have about the Company's financial reporting or  internal
controls.  The Audit Committee did not meet during 1996.    The company has
two  subcommittees  of  the  Board  of Directors which considers and grants stock options-the Stock Option Committee,  consisting of Jack Rosen, Joseph
Rosen  and  Israel  Ingberman,  and an Officers  and  Directors  Committee,
consisting of Joseph Giglio, Carl  Glickman  and  Bruce  Slovin.  The Stock
Option Committee informally met several times in 1996.  No  formal meetings were held by the Stock Option Committee.  All members of the  Stock  Option
Committee  attended all informal meetings.  The Company has no Compensation
Committee.

                          FILING OF REPORTS

     To the best of the Company's knowledge, no director, officer, or beneficial owner of more than 10% of the Company's stock failed to file on a timely basis reports required by Sec. 16(a) of the Securities and Exchange Act of 1934, as amended, during the year ended June 30, 1997.


                       INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick audited the accounts of the Company for fiscal 1997.
The Company has not yet determined who will audit its accounts for fiscal 1998.

     A representative of KPMG Peat Marwick is expected to be present at the stockholders meeting, will be given an opportunity to make a statement if so desired and will be available to respond to appropriate questions.


                            OTHER MATTERS

     The management knows of no matters other than the ones described above which will be presented for action at the meeting. If any other matters properly come before the meeting, or any adjournments, the people voting the management proxies will vote them in accordance with their best judgement.


             STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     Stockholder proposals  intended  to be presented at the 1998 Annual Meeting
must  be received not later than August  31,  1998.   Proposals  should  be

                                      11



addressed  to  the  Secretary  of the Company, 910 Sylvan Avenue, Englewood
Cliffs, New Jersey 07632 and should  be  sent Certified Mail-Return Receipt
Requested.


                                             By order of the Board of Directors


                                             ISRAEL INGBERMAN
                                             Secretary

                                12


Report on Compensation by the Board of Directors

The Company does not have a Compensation Committee. Executive officers have
been  hired  by  the chief executive officer.   Because  of  the  level  of
compensation of the executive officers (no executive officer other than the chief executive officer  received  a  salary  and bonus totalling more than
$150,000  during 1994), the compensation of the  executive  officers  other than the chief  executive  officer  himself  has  been  set  by  the  chief executive  officer  without  consultation  with, or action by, the Board of
Directors or any committee of the Board of Directors.

In anticipation of the public offering which  resulted  in  CHA's no longer being the sole stockholder of the Company, it was decided that Jack Rosen's salary  would  be  apportioned  between  the  Company  and CHA in a  manner designed to reflect the relative portions of Mr. Rosen's working time which would be devoted to the affairs of the Company, on the one hand, and of CHA and its other subsidiaries, on the other.  The Company was  responsible for approximately  one-third of the consolidated revenues and earnings  of  CHA
and  its  subsidiaries.    Also,   it   was  expected  that  because  CHA's
capitalization and financing are more complex than that of the Company, Mr.
Rosen would probably devote significantly  more  than half his working time to matters relating to CHA's capitalization and financing, and to other CHA matters not directly affecting the Company.  Therefore,  it  was decided it would  be  appropriate for the Company to bear one-third, and CHA  to  bear
two-thirds,  of  Mr.  Rosen's  $300,000  salary.   Accordingly, the Company
entered into a two-year contract to employ Mr. Rosen as its chief executive officer at a salary of $100,000 per year (and Mr. Rosen's compensation from
CHA was simultaneously reduced by $100,000 per year),  effective  August 1,
1992.  In the outside directors of the Company (who are also  the  outside directors  of  CHA)  recommended  that  the  employment agreement  be
renewed  until                     at the same salary.   The
current employment agreement  also  provides  for  a  bonus  of  2%  of the
increase  in  market  cap over a            base period.  Mr. Rosen is also
eligible to participate  in  the  Company's  incentive plans (including the
1992 Stock Option Plan).

During 1996, the Board of Directors approved the  grant  of  options  under
Infu-Tech's 1992 Stock Option Plan entitling holders to acquire a total  of shares  of Infu-Tech common stock.  These included options for 5,000 shares granted to  each outside director in accordance with a formula contained in the Stock Option  Plan.  Options  to  purchase a total of 7,500 shares were granted to two of the five highest paid  executive  officers in recognition of the fact that they had made significant individual  contributions to the
Company.   Options to purchase 8,000 shares were granted  to  four  of  the highest paid  executive  officers  in recognition of the fact that they had made significant individual contributions to the Company.

JOSEPH GIGLIO           CARL GLICKMAN
ISRAEL INGBERMAN        JACK ROSEN
JOSEPH ROSEN            BRUCE SLOVIN


INFU-TECH, INC.                                                           PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      The  undersigned  stockholder  of  INFU-TECH,  INC., hereby appoints JACK
ROSEN, JOSEPH ROSEN and ISRAEL INGBERMAN, or any of them present, with full power of substitution, as attorneys and proxies of the undersigned to appear at the Annual Meeting of Stockholders of INFU-TECH, INC., to be held on January
26, 1998, and at any and all adjournments of that meeting, and there to act for the undersigned and vote all shares of stock of INFU-TECH, INC. standing in the name of the undersigned, with all the powers the undersigned would possess if personally present at the meeting, as follows:

(1)   ELECTION OF DIRECTORS:

<square> FOR all nominees listed below (except    <square> WITHHOLD AUTHORITY to
  as marked to the contrary below)             vote for any nominee listed below

Jack Rosen, Joseph Rosen, Israel Ingberman, Joseph  M. Giglio, Bruce Slovin and
Carl D. Glickman

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

            --------------------------------------------------------

(2) In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting.


                            (SIGN ON REVERSE SIDE)

      Please sign exactly as name appears  below.   Where  shares  are  held by
joint   tenants,  both  should  sign.   When  signing  as  attorney,  executor,
administrator,  trustee  or  guardian,  please  give  full title as such.  If a corporation,  please  sign  in  full  corporate  name  by  president  or  other authorized officer.  If a partnership, sign in partnership name  by  authorized person.


                                    Dated _________________________ 199_


                                    ____________________________________
                                                      SIGNATURE


                                    ____________________________________
                                           SIGNATURE IF HELD JOINTLY


                                    THIS PROXY IS BEING SOLICITED BY THE BOARD
                                    OF  DIRECTORS  OF  INFU-TECH, INC.  UNLESS
                                    OTHERWISE SPECIFIED,  THIS  PROXY  WILL BE
                                    VOTED FOR  THE  ELECTION OF ALL SIX OF THE
                                    NOMINEES  FOR  ELECTION  TO  THE  BOARD OF
                                    DIRECTORS LISTED ABOVE.
